                               POWER OF ATTORNEY

The undersigned Trustee of UAM Funds Trust (the "Fund") hereby appoints Michael
E. DeFao, Karl O. Hartmann and Audrey C. Talley her true and lawful attorneys-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                                          /s/ Nancy J. Dunn
                                          -----------------
                                          Nancy J. Dunn

Date:  June 20, 1997

                               POWER OF ATTORNEY

The undersigned Trustee of UAM Funds Trust (the "Fund") hereby appoints Michael
E. DeFao, Karl O. Hartmann and Audrey C. Talley his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                                          /s/ Charles H. Salisbury
                                          ------------------------
                                          Charles H. Salisbury

Date:  June 20, 1997